                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                              ILLINOVA CORPORATION
                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
            OF THE FOLLOWING SERIES OF CUMULATIVE PREFERRED STOCK OF

                             ILLINOIS POWER COMPANY
                  CUMULATIVE PREFERRED STOCK ($50 PAR VALUE):
                                  4.08% SERIES
                                  4.20% SERIES
                                  4.26% SERIES
                                  4.42% SERIES
                                  4.70% SERIES
                                  7.75% SERIES


     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of a series of cumulative preferred stock (each a "Series of Preferred") of Illinois Power Company ("IPC"), an Illinois corporation and direct utility subsidiary of Illinova Corporation, an Illinois corporation ("ILN"), to be tendered pursuant to the Offer (the "Shares") are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal and Proxy (as defined in the Offer to Purchase and Proxy Statement, which is defined below) to be delivered to the Depositary (as defined below) on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement). Such form may be delivered by hand or transmitted by mail to the Depositary. See "Terms of the Offer -- Procedure for Tendering Shares -- Guaranteed Delivery Procedure" in the Offer to Purchase and Proxy Statement.



     A SEPARATE NOTICE OF GUARANTEED DELIVERY MUST BE USED FOR EACH SERIES OF PREFERRED.



     THE ELIGIBLE INSTITUTION (AS DEFINED IN THE LETTER OF TRANSMITTAL AND PROXY) WHICH COMPLETES THIS FORM MUST DELIVER THE LETTER OF TRANSMITTAL AND PROXY AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.


   To: First Chicago Trust Company of New York, Depositary (the "Depositary")

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           By Mail:                         By Hand:                   By Overnight Courier:
           --------                         --------                   ---------------------
First Chicago Trust Company of   First Chicago Trust Company of   First Chicago Trust Company of
           New York                         New York                         New York
   Attn: Tenders & Exchanges        Attn: Tenders & Exchanges        Attn: Tenders & Exchanges
         P.O. Box 2565              c/o The Depository Trust              Suite 4680-CBE
          Suite 4660                         Company                      14 Wall Street
  Jersey City, NJ 07303-2565        55 Water Street, DTC TAD                 8th Floor
                                 Vietnam Veterans Memorial Plaza        New York, NY 10005
                                       New York, NY 10041
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  By Facsimile: (201) 222-4720 or 222-4721         Confirm by Telephone: (201)
                                    222-4707

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Proxy is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Proxy.

     The undersigned hereby tenders to ILN, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated
                    (the "Offer to Purchase and Proxy Statement"), and the related Letter of Transmittal and Proxy (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.


     WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO IPC'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). IN ADDITION, PREFERRED SHAREHOLDERS OF RECORD HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE SEPARATE PROXY ENCLOSED HEREWITH (OR THE PROXY CONTAINED IN THE LETTER OF TRANSMITTAL AND PROXY) OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS ADOPTED BY IPC'S SHAREHOLDERS, IPC WILL MAKE A SPECIAL CASH PAYMENT (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) TO EACH PREFERRED SHAREHOLDER OF RECORD AS OF [RECORD DATE], PROVIDED THAT SUCH PREFERRED SHAREHOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

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
 Series of Preferred                                                    Signature(s) of Holder(s):
 (Select One)
 [ ] 4.08% Series                                                       -----------------------------------------------------
 [ ] 4.20% Series
 [ ] 4.26% Series                                                       -----------------------------------------------------
 [ ] 4.42% Series
 [ ] 4.70% Series                                                       Name(s) of Holder(s):
 [ ] 7.75% Series
                                                                        -----------------------------------------------------
 Number of Shares:
 --------------------------------                                       -----------------------------------------------------
                                                                                           (Please Type or Print)
 Certificate Nos. (if available):
                                                                        Address and ZIP Code:
 -----------------------------------------------------
                                                                        -----------------------------------------------------
 -----------------------------------------------------
                                                                        -----------------------------------------------------
 Check box if Shares will be delivered by
 book-entry transfer:                                                   Area Code and Telephone No.:
 [ ] The Depository Trust Company
                                                                        -----------------------------------------------------

                                                                        Dated:
                                                                              -----------------------------------------------
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with such Rule 14e-4 and (c) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company together with a properly completed and duly executed Letter(s) of Transmittal and Proxy (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange trading days after the date hereof.



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

 -----------------------------------------------------                  -----------------------------------------------------
 Name of Firm                                                           Authorized Signature

 -----------------------------------------------------                  -----------------------------------------------------
 Address                                                                Name

 -----------------------------------------------------                  -----------------------------------------------------
 City, State, Zip Code                                                  Title

 -----------------------------------------------------                  Dated:                                         , 1998
 Area Code and Telephone Number                                               -----------------------------------------

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DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE
SENT WITH THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY.